JPMorgan U.S. Equity Funds

JPMorgan Dynamic Small Cap Fund
(a series of JPMorgan Trust I)
(All Share Classes)

Supplement dated May 17, 2007
to the Prospectuses dated November 1, 2006 and
and Statement of Additional Information Dated November 1, 2006,
as supplemented March 5, 2007

The Board of Trustees of the JPMorgan Dynamic Small Cap Fund (“Fund”) approved changing the Fund’s name to JPMorgan Dynamic Small Cap Growth Fund, as well as revising the description of what the Fund considers a “small-cap company.” These changes will be effective June 29, 2007.

On the front cover of each Prospectus and the Statement of Additional Information (“SAI”), the Fund’s name is changed to JPMorgan Dynamic Small Cap Growth Fund as of June 29, 2007 and conforming changes are made throughout the Prospectuses and the SAI.

In addition, the third sentence of the first paragraph under “The Fund’s Main Investment Strategy” in the Prospectuses will be deleted and replaced with the following:

Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

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